                                  EXHIBIT 10.7

                              Employment Agreement

         THIS EMPLOYMENT AGREEMENT ("Agreement") is made as of March 22, 2000, (the "Effective Date") by and between Chequemate International, Inc., a Utah corporation (referred to in this Agreement as the "Company"), whose address is 330 Washington Blvd., Suite 507, Marina del Rey, CA 90292-5146, and J. Michael Heil, (referred to in this Agreement as "Employee"), whose address is 270 East Flamingo Road, Unit no. 237, Las Vegas, NV 89109.

                                    Recitals

A. The Company is engaged in the business of launching a stereoscopic cable television network and Internet media business and related products, and

B. Employee has substantial experience and expertise as an executive in the cable television industry,

         NOW, THEREFORE, in consideration of the mutual promises and conditions contained in this Agreement, the Company and Employee agree as follows:

1. Employment and Duties. The Company shall employ Employee as Chief Executive Officer of the Company and its subsidiaries (hereinafter C-3D Digital), and Employee accepts that employment. Employee shall devote substantially all of his normal business time, attention, energy, knowledge, and skill solely and exclusively to performing all duties as Chief Executive Officer of the Company as assigned or delegated to him by the Board of Directors. Employee may continue to serve on Boards of Directors and he may participate in charitable organizations and activities and pursue other business interests which are not in direct conflict with the business of the Company. Employee's duties shall include, without limitation:

     a. Marketing C-3D Digital and its products, nationally and internationally;
     b. Establishing, and changing, if necessary, the organizational structure of C-3D Digital;
     c. Establishing and carrying out plans for C-3D Digital's operation, sales and marketing, and the expansion and upgrading of its facilities and equipment;
     d.  Formulating annual operating and capital budgets for C-3D Digital;
     e.  Purchasing supplies, equipment, facilities and services for C-3D
         Digital;
     f. Hiring, training and terminating employees of C-3D Digital and determining their remuneration and duties;
     g. Negotiating binding contracts with suppliers and customers of C-3D Digital;
     h.  Negotiating debt or equity financing for C-3D Digital;
     i.  Arranging for accounting and legal services for C-3D Digital; and
     j. Otherwise administering, supervising and carrying out the Business of C-3D Digital.

2.   Term.  This Agreement shall be for a term of forty eight (48) months.

3.   Compensation and Expenses.

     a. Salary. In consideration of Employee's services to the Company, the Company will pay to Employee an annual salary of One Hundred Eighty Four Thousand Eight Hundred Dollars ($184,800.00), which shall be payable semimonthly on a prorated basis and from which the Company shall withhold and deduct all taxes required by federal and state laws and any other authorized deductions. The Company may, in its sole discretion, further increase Employee's salary, but it may not reduce it during Employee's employment with the Company.

     b. Bonus, Incentive, Savings, and Retirement Plans. As Employee becomes eligible, Employee shall be entitled to participate in all bonus, incentive, stock option, savings, and retirement plans, policies, and programs made available by the Company to other peer employees of the Company.


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     c.  The Company shall pay the premiums on a term policy of life insurance covering Employee's life in the face amount of Two Million Dollars ($2,000,000.00) with the beneficiary to be determined by Employee.

     d. To the extent it is available on commercially reasonable terms, provide and pay for comprehensive officer's and director's liability insurance for the Employee with respect to his position in the Company.

     e. Employer hereby grants Employee the non-qualified option to purchase the following amounts of common stock of Employer (the "Shares") at the following purchase prices, and vesting times:

   One Hundred Twenty Five Thousand (125,000) shares at four cents ($.04) per share,
   One Hundred Twenty Five Thousand (125,000) shares at eight dollars ($8.00) per share,
   One Hundred Twenty Five Thousand (125,000) shares at sixteen dollars ($16.00) per share,
   One Hundred Twenty Five Thousand (125,000) shares at twenty four dollars ($24.00) per share, and
   One Hundred Twenty Five Thousand (125,000) shares at twenty eight dollars ($28.00) per share.

   The above optioned shares of a $.04 exercise price shall become vested as soon as this Agreement is approved by the Board of Directors. At the end of six months from the effective date, the above optioned shares of an $8.00 exercise price shall become vested. At the end of twelve months from the effective date, the above optioned shares of a $16.00 exercise price shall become vested. At the end of eighteen months from the effective date, the above optioned shares of a $24.00 exercise price shall become vested. At the end of twenty four months from the effective date, the above optioned shares of a $28.00 exercise price shall become vested.

   In the event of a merger or consolidation in which Employer is not the consolidated or surviving corporation, or a proposed dissolution or liquidation of the Company, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), then the shares of stock subject to the option but not yet vested shall automatically vest in full so that each option shall, immediately prior to the effective date of the Reorganization, become fully exercisable.

   The number of shares subject to this option shall be proportionately adjusted for any change in the stock structure of Employer because of share dividends, recapitalizations, reorganizations, mergers, or otherwise. The option is not assignable. Employee shall retain the right to exercise any portion of the option until March 31, 2005. The option may be exercised in whole or in part but may only be exercised in lots of 1,000 shares or more. Employee shall not have any of the rights of, nor be treated as, a shareholder with respect to the shares subject to this option until he has exercised that option and has become the shareholder of record of those shares.

         The Shares shall be registered by the Company on a Form S-8 or other appropriate registration form within six months of the Effective Date of this Agreement. Such registration statement shall remain effective and not be withdrawn until the expiration, or earlier exercise, of all options granted hereunder.

         In the event that the Company is unable to provide the Shares indicated above to Employee at such time that Employee delivers a notice of exercise of his option, then Company shall make a cash payment to Employee equal to the difference between the market price of the company's common stock and the exercise price, multiplied by the number of the shares which are described in Employee's notice of exercise.


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         f. Welfare Benefit Plans. As Employee becomes eligible, Employee may participate in and shall receive benefits under welfare benefit plans, policies, and programs, including medical, dental, disability, and life insurance plans and programs made available by the Company to other employees of the Company.

         g. Vacation and Sick Leave. Employee shall be entitled to twenty days of vacation per year with full pay. Employee shall also be entitled to be absent from employment due to illness for ten days per year with full pay. Employee's vacation and sick leave shall be taken in accordance with and shall be subject to the terms of the plans and policies in effect generally as to other employees of the Company.

         h. Expenses. The Company shall reimburse Employee for all reasonable business-related expenses incurred by Employee in connection with his employment with the Company in accordance with the policies, practices, and procedures in effect generally with respect to other employees of the Company.

4. Termination of Employment.

a. By Death.

(1) Employee's employment with the Company shall terminate automatically upon Employee's death.

(2) The Company's obligations under this Agreement in such event shall be limited to (a) the prorated payment of Employee's salary through the date of death to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of Employee's death to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of Employee's death; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. The Company shall make the payments to Employee's estate or beneficiary, as applicable. As of the date of Employee's death, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee or his estate or beneficiaries any compensation or other amounts, except as required by law.

b. By Disability.

(1) The Company may terminate Employee's employment with the Company during any period in which Employee is considered by the Company to be disabled. Employee shall be considered "disabled" if, in the sole opinion of the Company, as determined in good faith, Employee is prevented, after reasonable accommodation by the Company, from properly performing his duties due to a mental or physical illness for a period of thirty days in the aggregate in any 12-month period.

(2) In the event of such termination, the Company's obligations under this Agreement shall be limited to (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid: (c) the payment of accrued and unused vacation through the date of termination; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. The Company shall make the payments to Employee or Employee's legal representative, as applicable. As of the date of termination, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee any compensation or other amounts, except as required by law.

c. For Cause.

(1) Notwithstanding any other provision contained in this Agreement, the Company may terminate this Agreement immediately, at any time, for cause. For purposes of this Agreement, "cause" shall be deemed to include:


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(a) any willful breach or habitual neglect of the Employee's material duties which he is required to perform under the terms of this Agreement, after reasonable written warning;
(b) the commission of any material act of dishonesty, fraud, misrepresentation, or other act of moral turpitude, or the breach of a fiduciary duty for the purpose of gaining personal profit;
(c) failure to obey the lawful direction of the Company's Chief Executive Officer in such a way that has a direct, substantial, and adverse effect on the Company's reputation; and
(d) the conviction of a felony.

(2) In the event of such termination, the Company's obligations under this Agreement shall be limited to (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of termination; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. As of the date of termination, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee any compensation or other amounts, except as required by law.

d. By Company for Other than Cause, Death, or Disability.

(1) The Company may terminate this Agreement for any reason upon delivery of sixty (60) days' pay to Employee, and no notice shall be necessary. Employee shall thereafter make himself available, full time, for two weeks, to ease the transition for the Company.

(2) In the event of such termination, the Company's obligations under this Agreement shall be limited to (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of termination;
    (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. As of the date of termination, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee any compensation or other amounts, except as required by law.


e.  By Employee.

(1) Employee may terminate this agreement at any time by giving sixty (60) days'written notice.

(2) In the event of such termination, the Company's obligations under this Agreement shall be limited to (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of termination; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. As of the date of termination, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee any compensation or other amounts, except as required by law.

f. Notice of Termination. Any termination shall be communicated by written notice to the other party. With respect to any termination by the Company for Cause or Disability, the Notice of Termination shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination.

5. Noncompetition.
Employee shall not directly or indirectly, either individually or in partnership or in conjunction with any person, firm, syndicate, company or corporation, as principal, agent, employee, or shareholder or in any


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other manner whatsoever, carry on or be engaged in or concerned with or advise, lend money to, guarantee the debts or obligations of or permit his name to be used or employed in connection with the operation or management of any similar business to that carried on by the Company;

              a.  At any time or in any place while employed by the Company; and
              b. For a period of six months from the termination of the Employee's employment with the Company for any reason whatsoever, within the United States of America or Canada, where the Company has operations or firm plans to commence operations.

6. Confidential and Proprietary Information.

a. Employee agrees to maintain as secret and confidential all trade secret and nonpublic information relating to the Company and the business of the Company that was disclosed to or acquired or known by Employee during Employee's employment with the Company. Such Company trade secret or confidential information includes any and all lists of names, including customer lists, personnel, pricing and account information, marketing plans, information concerning litigation or pending litigation, and any communications subject to the attorney-client privilege as to the Company's attorneys. During Employee's employment by the Company and after the termination of Employee's employment, Employee shall not, without prior written authorization and consent of the Chief Executive Officer, or as may otherwise be required by law or legal process, use or communicate or disclose any such trade secret or confidential information to any third party other than the Company and those whom the Company authorizes to receive such information.

b. Employee acknowledges and agrees that all Company property, including keys, credit cards, books, manuals, records, reports, notes, contracts, customer lists, and other information defined as confidential and proprietary in any other agreement between the parties' copies of any of the foregoing, and any equipment furnished to Employee by the Company, belong to the Company and shall be promptly returned to the Company upon termination of employment.

7. Arbitration.

a. All claims, disputes, controversies, or disagreements of any kind whatsoever ("claims"), including any claim arising out of or in connection with Employee's employment or the termination of Employee's employment, that may arise between Employee and the Company, including any claims that may arise between Employee and the Company's officers, directors, employees, or agents in their capacity as such, shall be submitted to final and binding arbitration before the American Arbitration Association in St. George, Utah in accordance with the rules and procedures of the American Arbitration Association then existing.

b. Claims covered by this arbitration provision include, but are not limited to the following: (1) alleged violations of federal, state, or local constitutions, statutes, regulations, or ordinances, including, but not limited to, antidiscrimination and harassment laws: (2) allegations of a breach of a contractual obligation; and (3) alleged violations of public policy.

c. The following are expressly excluded from this arbitration provision and are not covered by this Agreement: (1) claims related to workers' compensation or unemployment insurance; (2) administrative claims filed with government agencies such as the Equal Employment Opportunity Commission (EEOC), or the National Labor Relations Board (NLRB); and (3) claims that are expressly excluded by statute.

d. In consideration for and as a material condition of Employee's employment with the Company, Employee agrees that final and binding arbitration is the exclusive means for resolving the claims outlined in this Agreement. However, this Agreement does not in any way alter the at-will status of Employee's employment. This Agreement is a waiver of all rights Employee may have to a civil court action on any dispute outlined by this Agreement. Accordingly, only an arbitrator, not a judge or jury, will decide the dispute, although the arbitrator has the authority to award any type of relief that could otherwise be awarded by a judge or jury.

e. The fees and costs of the arbitration shall be borne equally by Employee and the Company, except that the Company shall advance all costs of the arbitration, subject to later allocation by the arbitrator, and


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Employee and the Company shall each pay for their own attorney fees or costs of representation, subject to later allocation by the arbitrator.

8. Notices. All notices and communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered, certified, or express mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid courier service to the parties at the addresses set forth in the introductory paragraph of this Agreement. Either party may change the address to which notices shall be sent by written notice as provided in this paragraph. Such notices and communications shall be deemed received as follows:

a. In the case of personal delivery, the day of actual receipt;
b. In the case of express mail or delivery by courier service, the day designated for delivery;
c. In the case of registered or certified mail, five (5) days after deposit in the mail; and
d. In the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone, or otherwise.

9. Assignment. This Agreement is personal to Employee and shall not be assigned by Employee. Any such assignment shall be null and void.

10. Severability. The provisions of this Agreement are divisible; if any such provision shall be deemed invalid or unenforceable, such provision shall be deemed limited to the extent necessary to render it valid and enforceable and the remaining provisions of this Agreement shall continue in full force and effect without being impaired or invalidated in any way.

11. Waiver. No delay or omission by the Company or Employee in exercising any right under this Agreement shall operate as a waiver of that or any other right. No waiver of any provision of this Agreement, or consent to any departure by either party from any provision of this Agreement, shall be effective in any event unless it is in writing, designated a waiver, and signed by the party waiving the breach. Such a waiver shall be effective only in the specific instance and for the purpose for which it is given.

12. Construction and Governing Law. The captions used in connection with this Agreement are for reference purposes only and shall not be construed as part of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

13. Entire Agreement. This Agreement supersedes all prior agreements, understandings, and communications between Employee and the Company, whether written or oral, express or implied, relating to the subject matter of this Agreement and is intended as a complete and final expression of the terms of the agreement between Employee and the Company and shall not be changed or subject to change orally. The parties further agree and acknowledge that neither they nor anyone acting on their behalf made any inducements, agreements, promises, or representations other than those set forth in this Agreement

14. Amendment. This Agreement may not be altered or amended except in a writing signed by both parties to this Agreement.

15. Legal Counsel. Employee and the Company recognize that this is a legally binding contract and acknowledge and agree that they have had the opportunity to consult with legal counsel of their choice.

16. Subject to Approvals. This contract is subject to the approval of the Board of Directors, and the options granted herein are subject to the approval of the Shareholders.


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

Chequemate International, Inc.


By: __/s/ Robert E. Warfield________________________
    Robert E. Warfield, Director (for the entire Board of Directors)

Employee:


_____/s/ J. Michael Heil_____________________________
   J. Michael Heil

                              Employment Agreement

         THIS EMPLOYMENT AGREEMENT ("Agreement") is made as of March 30, 2000, (the "Effective Date") by and between Chequemate International, Inc., a Utah corporation (referred to in this Agreement as the "Company"), whose address is 330 Washington Blvd., Suite 507, Marina del Rey, CA 90292-5146, and


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Ken Bringhurst, (referred to in this Agreement as "Employee"), whose address is
1823 Red Mountain Drive, Santa Clara, UT 84765.

                                    Recitals

A. The Company is engaged in the business of launching a stereoscopic cable television network and Internet media business and related products, and

B. Employee has substantial experience and expertise as an executive in the software development industry,

         NOW, THEREFORE, in consideration of the mutual promises and conditions contained in this Agreement, the Company and Employee agree as follows:

1. Employment and Duties. The Company shall employ Employee as President of 3D.COM, Inc., a wholly owned subsidiary of the Company, and Employee accepts that employment. Employee shall devote substantially all of his normal business time, attention, energy, knowledge, and skill solely and exclusively to performing all duties as President of 3D.COM, Inc., and to such other tasks as assigned or delegated to him by the Chief Executive Officer of the Company. Employee's duties shall include without limitation:

         a.   Marketing 3D.COM and its products, nationally and internationally;
         b. Establishing, and changing, if necessary, the organizational structure of 3D.COM;
         c. Establishing and carrying out plans for 3D.COM's operation, sales and marketing, and the expansion and upgrading of its facilities and equipment;
         d.   Formulating annual operating and capital budgets for 3D.COM;
         e. Purchasing supplies, equipment, facilities and services for 3D.COM;
         f. Hiring, training and terminating employees of 3D.COM and determining their remuneration and duties;
         g. Negotiating binding contracts with suppliers and customers of 3D.COM;
         h.   Arranging for accounting and legal services for 3D.COM; and
         i. Otherwise administering, supervising and carrying out the Business of 3D.COM.

     2. Term. This Agreement shall be for a term of forty-eight (48) months. This Agreement shall automatically renew for successive two year terms unless either party gives written notice to the other at least six months prior to the expiration of the then-current term, that he or it does not wish to renew this Agreement.


     3.  Compensation and Expenses.

         a. Salary. In consideration of Employee's services to the Company, the Company will pay to Employee an annual salary of One Hundred Seventeen Thousand Six Hundred Dollars ($117,600.00), which shall be payable semimonthly on a prorated basis and from which the Company shall withhold and deduct all taxes required by federal and state laws and any other authorized deductions. The Company may, in its sole discretion, further increase Employee's salary, but it may not reduce it during Employee's employment with the Company.

         b. Signing Bonus. A signing bonus of 3,750 shares of Form S-8 common stock shall be paid to Employee as soon as practicable after execution of this Agreement.

         c. Bonus, Incentive, Savings, and Retirement Plans. As Employee becomes eligible, Employee shall be entitled to participate in all bonus, incentive, stock option, savings, and retirement plans, policies, and programs made available by the Company to other peer employees of the Company.


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         d.   To the extent it is available on commercially reasonable terms, provide and pay for comprehensive officer's liability insurance for the Employee with respect to his position in the Company.

         e. Employer hereby grants Employee the non-qualified option to purchase the following amounts of common stock of Employer (the "Shares") at the following exercise prices, which option shall begin to vest six (6) months after the effective date of this agreement:

   Sixty Two Thousand Five Hundred (62,500) shares at four cents ($.04) per share,
   Twenty thousand (20,000) shares at eight dollars ($8.00) per share, Twenty thousand (20,000) shares at sixteen dollars ($16.00) per share. Twenty thousand (20,000) shares at twenty four dollars ($24.00) per share, and
   Twenty thousand (20,000) shares at twenty eight dollars ($28.00) per share.

   At the end of six months from the effective date, the above optioned shares of a $.04 exercise price shall become vested. At the end of nine months from the effective date, the above optioned shares of an $8.00 exercise price shall become vested. At the end of twelve months from the effective date, the above optioned shares of a $16.00 exercise price shall become vested. At the end of eighteen months from the effective date, the above optioned shares of a $24.00 exercise price shall become vested. At the end of twenty four months from the effective date, the above optioned shares of a $28.00 exercise price shall become vested.

   The above optioned shares of a $.04 exercise price shall become vested at the end of six months from the effective date even if Company terminates Employee's employment, but not if Employee voluntarily terminates his employment.

   In the event of Employee's death, his options shall continue to vest according to the above schedule, and shall be vested in his wife.

   In the event of a merger or consolidation in which Employer is not the consolidated or surviving corporation, or a proposed dissolution or liquidation of the Company, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), then the shares of stock subject to the option but not yet vested shall automatically vest in full so that each option shall, immediately prior to the effective date of the Reorganization, become fully exercisable.

   The number of shares subject to this option shall be proportionately adjusted for any change in the stock structure of Employer because of share dividends, recapitalizations, reorganizations, mergers, or otherwise. The option is not assignable. Employee shall retain the right to exercise any portion of the option until March 31, 2005. The option may be exercised in whole or in part but may only be exercised in lots of 1,000 shares or more. Employee shall not have any of the rights of, nor be treated as, a shareholder with respect to the shares subject to this option until he has exercised that option and has become the shareholder of record of those shares.

         The Shares shall be registered by the Company on a Form S-8 or other appropriate registration form within six months of the Effective Date of this Agreement. Such registration statement shall remain effective and not be withdrawn until the expiration, or earlier exercise, of all options granted hereunder.

         In the event that the Company is unable to provide the Shares indicated above to Employee at such time that Employee delivers a notice of exercise of his option, then Company shall make a cash payment to Employee equal to the difference between the market price of the company's common stock


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and the exercise price, multiplied by the number of the shares which are described in Employee's notice of exercise.

         e. Welfare Benefit Plans. As Employee becomes eligible, Employee may participate in and shall receive benefits under welfare benefit plans, policies, and programs, including medical, dental, disability, and life insurance plans and programs made available by the Company to other peer employees of the Company.

         f. Vacation and Sick Leave. Employee shall be entitled to twenty days of vacation per year with full pay. Employee shall also be entitled to be absent from employment due to illness for ten days per year with full pay. Employee's vacation and sick leave shall be taken in accordance with and shall be subject to the terms of the plans and policies in effect generally as to other peer employees of the Company.

         g. Expenses. The Company shall reimburse Employee for all reasonable business-related expenses incurred by Employee in connection with his employment with the Company in accordance with the policies, practices, and procedures in effect generally with respect to other peer employees of the Company.

         h. In the event that Employee shall commit significant and material malfeasance or negligence, or show significant and material incompetence, Company may choose to retain the services of Employee while reducing his pay to as little as 25% of its then-current level, changing his title to "manager". Under no circumstance shall Employee be reduced to a position of less than "manager".

         i. Company shall continue to pay all premium payments for the $1,000,000.00 policy of insurance on his life, with Evans and Sutherland as beneficiary, so long as Employee continues to be employed by Company, and so long as Employee is liable to Evans and Sutherland under the April 7, 1999 Conditional Release. Employee shall have no ownership interest in this policy, and shall have no power to change beneficiaries.

         j. Company shall indemnify Employee against any liability to Orix Credit Alliance or to First Security Leasing Company.

         k. If Company chooses to terminate Employee's employment under this contract, Company shall indemnify Employee against, and hold Employee harmless from, any remaining liability to Evans and Sutherland under the April 7, 1999 Conditional Release.

4. Termination of Employment.

a. By Death.

(1) Employee's employment with the Company shall terminate automatically upon Employee's death.

(2) The Company's obligations under this Agreement in such event shall be limited to (a) the prorated payment of Employee's salary through two months after the date of death; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of Employee's death to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of Employee's death; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) the stock options described herein. The Company shall make any payments of cash to Employee's wife. As of the date of Employee's death, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee or his estate or beneficiaries any compensation or other amounts, except as required by law.

b. For Cause.

(1) Notwithstanding any other provision contained in this Agreement, the Company may terminate this Agreement immediately, at any time, for cause. For purposes of this Agreement, "cause" is defined as one or more of the following:

(a) any willful breach or habitual neglect of the Employee's material duties which he is required to perform under the terms of this Agreement, after reasonable written warning;
(b) the commission of any material act of dishonesty, fraud, misrepresentation, or other act of moral turpitude, or the breach of a fiduciary duty for the purpose of gaining personal profit;
(c) failure to obey the lawful direction of the Company's Chief Executive Officer in such a way that has a direct, substantial, and adverse effect on the Company's reputation; and
(d) the conviction of a felony.

(2) In the event of such termination, the Company's obligations under this Agreement shall be limited to (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of termination; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. As of the date of termination, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee any compensation or other amounts, except as required by law.

c.  By Employee.

(1) Employee may terminate this agreement at any time by giving sixty (60) days'written notice.

(2) In the event of such termination, the Company's obligations under this Agreement shall be limited to (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of termination; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. As of the date of termination, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee any compensation or other amounts, except as required by law.

d. Notice of Termination. Any termination shall be communicated by written notice to the other party. With respect to any termination by the Company for Cause, the Notice of Termination shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination.

5. Transfers. Unless Employee otherwise consents, the principal place of Employee's employment shall be within a 10 mile radius of St. George, Utah.

6.   Noncompetition.
Employee shall not directly or indirectly, either individually or in partnership or in conjunction with any person, firm, syndicate, company or corporation, as principal, agent, employee, or shareholder or in any other manner whatsoever, carry on or be engaged in or concerned with or advise, lend money to, guarantee the debts or obligations of or permit his name to be used or employed in connection with the operation or management of any competing business;
              a.  At any time or in any place while employed by the Company; and
              b. For a period of six months from the termination of the Employee's employment with the Company for any reason whatsoever, within the United States of America or Canada, where the Company has operations or firm plans to commence operations.

7. Confidential and Proprietary Information.

a. Employee agrees to maintain as secret and confidential all trade secret and nonpublic information relating to the Company and the business of the Company that was disclosed to or acquired or known by Employee during Employee's employment with the Company. Such Company trade secret or confidential information includes any and all lists of names, including customer lists, personnel, pricing and account information, marketing plans, information concerning litigation or pending litigation, and any communications subject to the attorney-client privilege as to the Company's attorneys. During Employee's employment by the Company and after the termination of Employee's employment, Employee shall not, without prior written authorization and consent of the Chief Executive Officer, or as may otherwise be required by law or legal process, use or communicate or disclose any such trade secret or confidential information to any third party other than the Company and those whom the Company authorizes to receive such information.

b. Employee acknowledges and agrees that all Company property, including keys, credit cards, books, manuals, records, reports, notes, contracts, customer lists, and other information defined as confidential and proprietary in any other agreement between the parties' copies of any of the foregoing, and any equipment furnished to Employee by the Company, belong to the Company and shall be promptly returned to the Company upon termination of employment.

8. Arbitration.

a. All claims, disputes, controversies, or disagreements of any kind whatsoever ("claims"), including any claim arising out of or in connection with Employee's employment or the termination of Employee's employment, that may arise between Employee and the Company, including any claims that may arise between Employee and the Company's officers, directors, employees, or agents in their capacity as such, shall be submitted to final and binding arbitration before the American Arbitration Association in St. George, Utah in accordance with the rules and procedures of the American Arbitration Association then existing.

b. Claims covered by this arbitration provision include, but are not limited to the following: (1) alleged violations of federal, state, or local constitutions, statutes, regulations, or ordinances, including, but not limited to, antidiscrimination and harassment laws: (2) allegations of a breach of a contractual obligation; and (3) alleged violations of public policy.

c. The following are expressly excluded from this arbitration provision and are not covered by this Agreement: (1) claims related to workers' compensation or unemployment insurance; (2) administrative claims filed with government agencies such as the Equal Employment Opportunity Commission (EEOC), or the National Labor Relations Board (NLRB); and (3) claims that are expressly excluded by statute.

d. In consideration for and as a material condition of Employee's employment with the Company, Employee agrees that final and binding arbitration is the exclusive means for resolving the claims outlined in this Agreement. However, this Agreement does not in any way alter the at-will status of Employee's employment. This Agreement is a waiver of all rights Employee may have to a civil court action on any dispute outlined by this Agreement. Accordingly, only an arbitrator, not a judge or jury, will decide the dispute, although the arbitrator has the authority to award any type of relief that could otherwise be awarded by a judge or jury.

e. The fees and costs of the arbitration shall be borne equally by Employee and the Company, except that the Company shall advance all costs of the arbitration, subject to later allocation by the arbitrator, and Employee and the Company shall each pay for their own attorney fees or costs of representation, subject to later allocation by the arbitrator.

9. Notices. All notices and communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered, certified, or express mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid courier service to the parties at the addresses set forth in the introductory paragraph of this Agreement. Either party may change the address to which notices shall be sent by written notice as provided in this paragraph. Such notices and communications shall be deemed received as follows:

a. In the case of personal delivery, the day of actual receipt;
b. In the case of express mail or delivery by courier service, the day designated for delivery;
c. In the case of registered or certified mail, five (5) days after deposit in the mail; and
d. In the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone, or otherwise.

10. Assignment. This Agreement is personal to Employee and shall not be assigned by Employee. Any such assignment shall be null and void.

11. Severability. The provisions of this Agreement are divisible; if any such provision shall be deemed invalid or unenforceable, such provision shall be deemed limited to the extent necessary to render it valid and enforceable and the remaining provisions of this Agreement shall continue in full force and effect without being impaired or invalidated in any way.

12. Waiver. No delay or omission by the Company or Employee in exercising any right under this Agreement shall operate as a waiver of that or any other right. No waiver of any provision of this Agreement, or consent to any departure by either party from any provision of this Agreement, shall be effective in any event unless it is in writing, designated a waiver, and signed by the party waiving the breach. Such a waiver shall be effective only in the specific instance and for the purpose for which it is given.

13. Construction and Governing Law. The captions used in connection with this Agreement are for reference purposes only and shall not be construed as part of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

14. Entire Agreement. This Agreement supersedes all prior agreements, understandings, and communications between Employee and the Company, whether written or oral, express or implied, relating to the subject matter of this Agreement and is intended as a complete and final expression of the terms of the agreement between Employee and the Company and shall not be changed or subject to change orally. The parties further agree and acknowledge that neither they nor anyone acting on their behalf made any inducements, agreements, promises, or representations other than those set forth in this Agreement

15. Amendment. This Agreement may not be altered or amended except in a writing signed by both parties to this Agreement.

16. Legal Counsel. Employee and the Company recognize that this is a legally binding contract and acknowledge and agree that they have had the opportunity to consult with legal counsel of their choice.

17. Subject to Approvals. This contract is subject to the approval of the Board of Directors, and the options granted herein are subject to the approval of the Shareholders.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

Chequemate International, Inc.

By:___/s/ J. Michael Heil________________
    J. Michael Heil, Chief Executive Officer

Employee:

_____/s/ Ken Bringhurst___________________
   Ken Bringhurst

                              Employment Agreement

         THIS EMPLOYMENT AGREEMENT ("Agreement") is made as of March 31, 2000, (the "Effective Date") by and between Chequemate International, Inc., a Utah corporation (referred to in this Agreement as the "Company"), whose address is 330 Washington Blvd., Suite 507, Marina del Rey, CA 90292-5146, and Gary Bringhurst, (referred to in this Agreement as "Employee"), whose address is 3333 Windmill Drive, Santa Clara, UT 84765.

                                    Recitals

A. The Company is engaged in the business of launching a stereoscopic cable television network and Internet media business and related products, and

B. Employee has substantial experience and expertise as an executive in the software development industry,

         NOW, THEREFORE, in consideration of the mutual promises and conditions contained in this Agreement, the Company and Employee agree as follows:

     1. Employment and Duties. The Company shall employ Employee as Vice President of 3D.COM, Inc., a wholly owned subsidiary of the Company, and Employee accepts that employment. Employee shall devote substantially all of his normal business time, attention, energy, knowledge, and skill solely and exclusively to performing all duties as Vice President of 3D.COM, Inc., and to such other tasks as assigned or delegated to him by the President of 3D.COM, Inc. and by the Chief Executive Officer of the Company.

     2. Term. This Agreement shall be for a term of forty-eight (48) months. This Agreement shall automatically renew for successive two year terms unless either party gives written notice to the other at least six months prior to the expiration of the then-current term, that he or it does not wish to renew this Agreement.

     3.  Compensation and Expenses.

         a. Salary. In consideration of Employee's services to the Company, the Company will pay to Employee an annual salary of One Hundred Eleven Thousand Six Hundred Dollars ($111,600.00), which shall be payable semimonthly on a prorated basis and from which the Company shall withhold and deduct all taxes required by federal and state laws and any other authorized deductions. The Company may, in its sole discretion, further increase Employee's salary, but it may not reduce it during Employee's employment with the Company.

         b. Signing Bonus. A signing bonus of 3,750 shares of Form S-8 common stock shall be paid to Employee as soon as practicable after execution of this Agreement.

         c. Bonus, Incentive, Savings, and Retirement Plans. As Employee becomes eligible, Employee shall be entitled to participate in all bonus, incentive, stock option, savings, and retirement plans, policies, and programs made available by the Company to other peer employees of the Company.

         d. To the extent it is available on commercially reasonable terms, provide and pay for comprehensive officer's liability insurance for the Employee with respect to his position in the Company.

         e. Employer hereby grants Employee the non-qualified option to purchase the following amounts of common stock of Employer (the "Shares") at the following exercise prices, which option shall begin to vest six (6) months after the effective date of this agreement:

   Sixty Two Thousand Five Hundred (62,500) shares at four cents ($.04) per share,

   Twenty thousand (20,000) shares at eight dollars ($8.00) per share, Twenty thousand (20,000) shares at sixteen dollars ($16.00) per share. Twenty thousand (20,000) shares at twenty four dollars ($24.00) per share, and
   Twenty thousand (20,000) shares at twenty eight dollars ($28.00) per share.

   At the end of six months from the effective date, the above optioned shares of a $.04 exercise price shall become vested. At the end of nine months from the effective date, the above optioned shares of an $8.00 exercise price shall become vested. At the end of twelve months from the effective date, the above optioned shares of a $16.00 exercise price shall become vested. At the end of eighteen months from the effective date, the above optioned shares of a $24.00 exercise price shall become vested. At the end of twenty four months from the effective date, the above optioned shares of a $28.00 exercise price shall become vested.

   In the event of Employee's death, his options shall continue to vest according to the above schedule, and shall be vested in his wife.

   The above optioned shares of a $.04 exercise price shall become vested at the end of six months from the effective date even if Company terminates Employee's employment, but not if Employee voluntarily terminates his employment.

   In the event of a merger or consolidation in which Employer is not the consolidated or surviving corporation, or a proposed dissolution or liquidation of the Company, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), then the shares of stock subject to the option but not yet vested shall automatically vest in full so that each option shall, immediately prior to the effective date of the Reorganization, become fully exercisable.

   The number of shares subject to this option shall be proportionately adjusted for any change in the stock structure of Employer because of share dividends, recapitalizations, reorganizations, mergers, or otherwise. The option is not assignable. Employee shall retain the right to exercise any portion of the option until March 31, 2005. The option may be exercised in whole or in part but may only be exercised in lots of 1,000 shares or more. Employee shall not have any of the rights of, nor be treated as, a shareholder with respect to the shares subject to this option until he has exercised that option and has become the shareholder of record of those shares.

         The Shares shall be registered by the Company on a Form S-8 or other appropriate registration form within six months of the Effective Date of this Agreement. Such registration statement shall remain effective and not be withdrawn until the expiration, or earlier exercise, of all options granted hereunder.

         In the event that the Company is unable to provide the Shares indicated above to Employee at such time that Employee delivers a notice of exercise of his option, then Company shall make a cash payment to Employee equal to the difference between the market price of the company's common stock and the exercise price, multiplied by the number of the shares which are described in Employee's notice of exercise.

         e. Welfare Benefit Plans. As Employee becomes eligible, Employee may participate in and shall receive benefits under welfare benefit plans, policies, and programs, including medical, dental, disability, and life insurance plans and programs made available by the Company to other peer employees of the Company.

         f. Vacation and Sick Leave. Employee shall be entitled to twenty days of vacation per year with full pay. Employee shall also be entitled to be absent from employment due to illness for ten days per year with full pay. Employee's vacation and sick leave shall be taken in accordance with and shall be subject to the terms of the plans and policies in effect generally as to other peer employees of the Company.

         g. Expenses. The Company shall reimburse Employee for all reasonable business-related expenses incurred by Employee in connection with his employment with the Company in accordance with the policies, practices, and procedures in effect generally with respect to other peer employees of the Company.

         h. In the event that Employee shall commit significant and material malfeasance or negligence, or show significant and material incompetence, Company may choose to retain the services of Employee while reducing his pay to as little as 25% of its then-current level, changing his title to "manager". Under no circumstance shall Employee be reduced to a position of less than "manager".

         i. Company shall continue to pay all premium payments for the $1,000,000.00 policy of insurance on his life, with Evans and Sutherland as beneficiary, so long as Employee continues to be employed by Company, and so long as Employee is liable to Evans and Sutherland under the April 7, 1999 Conditional Release. Employee shall have no ownership interest in this policy, and shall have no power to change beneficiaries.

         j. Company shall indemnify Employee against any liability to Orix Credit Alliance or to First Security Leasing Company.

         k. If Company chooses to terminate Employee's employment under this contract, Company shall indemnify Employee against, and hold Employee harmless from, any remaining liability to Evans and Sutherland under the April 7, 1999 Conditional Release.


4. Termination of Employment.

a. By Death.

(1) Employee's employment with the Company shall terminate automatically upon Employee's death.

(2) The Company's obligations under this Agreement in such event shall be limited to (a) the prorated payment of Employee's salary through two months after the date of death; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of Employee's death to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of Employee's death; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) the stock options described herein. The Company shall make any payments of cash to Employee's wife. As of the date of Employee's death, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee or his estate or beneficiaries any compensation or other amounts, except as required by law.

b. For Cause.

(1) Notwithstanding any other provision contained in this Agreement, the Company may terminate this Agreement immediately, at any time, for cause. For purposes of this Agreement, "cause" is defined as one or more of the following:

(a) any willful breach or habitual neglect of the Employee's material duties which he is required to perform under the terms of this Agreement, after reasonable written warning;
(b) the commission of any material act of dishonesty, fraud, misrepresentation, or other act of moral turpitude, or the breach of a fiduciary duty for the purpose of gaining personal profit;
(c) failure to obey the lawful direction of a superior in such a way that has a direct, substantial, and adverse effect on 3D.COM's or the Company's reputation; and

(d) the conviction of a felony.

(2) In the event of such termination, the Company's obligations under this Agreement shall be limited to (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of termination; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. As of the date of termination, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee any compensation or other amounts, except as required by law.

c.  By Employee.

(1) Employee may terminate this agreement at any time by giving sixty (60) days'written notice.

(2) In the event of such termination, the Company's obligations under this Agreement shall be limited to (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of termination; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. As of the date of termination, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee any compensation or other amounts, except as required by law.

d. Notice of Termination. Any termination shall be communicated by written notice to the other party. With respect to any termination by the Company for Cause, the Notice of Termination shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination.

5. Transfers. Unless Employee otherwise consents, the principal place of Employee's employment shall be within a 10 mile radius of St. George, Utah.

6.   Noncompetition.
Employee shall not directly or indirectly, either individually or in partnership or in conjunction with any person, firm, syndicate, company or corporation, as principal, agent, employee, or shareholder or in any other manner whatsoever, carry on or be engaged in or concerned with or advise, lend money to, guarantee the debts or obligations of or permit his name to be used or employed in connection with the operation or management of any competing business;
              a.  At any time or in any place while employed by the Company; and
              b. For a period of six months from the termination of the Employee's employment with the Company for any reason whatsoever, within the United States of America or Canada, where the Company has operations or firm plans to commence operations.

7. Confidential and Proprietary Information.
a. Employee agrees to maintain as secret and confidential all trade secret and nonpublic information relating to the Company and the business of the Company that was disclosed to or acquired or known by Employee during Employee's employment with the Company. Such Company trade secret or confidential information includes any and all lists of names, including customer lists, personnel, pricing and account information, marketing plans, information concerning litigation or pending litigation, and any communications subject to the attorney-client privilege as to the Company's attorneys. During Employee's employment by the Company and after the termination of Employee's employment, Employee shall not, without prior written authorization and consent of the Chief Executive Officer, or as may otherwise be required by law or legal process, use or communicate or disclose any such trade secret or confidential information to any third party other than the Company and those whom the Company authorizes to receive such information.

b. Employee acknowledges and agrees that all Company property, including keys, credit cards, books, manuals, records, reports, notes, contracts, customer lists, and other information defined as confidential and proprietary in any other agreement between the parties' copies of any of the foregoing, and any equipment furnished to Employee by the Company, belong to the Company and shall be promptly returned to the Company upon termination of employment.

8. Arbitration.

a. All claims, disputes, controversies, or disagreements of any kind whatsoever ("claims"), including any claim arising out of or in connection with Employee's employment or the termination of Employee's employment, that may arise between Employee and the Company, including any claims that may arise between Employee and the Company's officers, directors, employees, or agents in their capacity as such, shall be submitted to final and binding arbitration before the American Arbitration Association in St. George, Utah in accordance with the rules and procedures of the American Arbitration Association then existing.

b. Claims covered by this arbitration provision include, but are not limited to the following: (1) alleged violations of federal, state, or local constitutions, statutes, regulations, or ordinances, including, but not limited to, antidiscrimination and harassment laws: (2) allegations of a breach of a contractual obligation; and (3) alleged violations of public policy.

c. The following are expressly excluded from this arbitration provision and are not covered by this Agreement: (1) claims related to workers' compensation or unemployment insurance; (2) administrative claims filed with government agencies such as the Equal Employment Opportunity Commission (EEOC), or the National Labor Relations Board (NLRB); and (3) claims that are expressly excluded by statute.

d. In consideration for and as a material condition of Employee's employment with the Company, Employee agrees that final and binding arbitration is the exclusive means for resolving the claims outlined in this Agreement. However, this Agreement does not in any way alter the at-will status of Employee's employment. This Agreement is a waiver of all rights Employee may have to a civil court action on any dispute outlined by this Agreement. Accordingly, only an arbitrator, not a judge or jury, will decide the dispute, although the arbitrator has the authority to award any type of relief that could otherwise be awarded by a judge or jury.

e. The fees and costs of the arbitration shall be borne equally by Employee and the Company, except that the Company shall advance all costs of the arbitration, subject to later allocation by the arbitrator, and Employee and the Company shall each pay for their own attorney fees or costs of representation, subject to later allocation by the arbitrator.

9. Notices. All notices and communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered, certified, or express mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid courier service to the parties at the addresses set forth in the introductory paragraph of this Agreement. Either party may change the address to which notices shall be sent by written notice as provided in this paragraph. Such notices and communications shall be deemed received as follows:
a. In the case of personal delivery, the day of actual receipt;
b. In the case of express mail or delivery by courier service, the day designated for delivery;
c. In the case of registered or certified mail, five (5) days after deposit in the mail; and
d. In the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone, or otherwise.

10. Assignment. This Agreement is personal to Employee and shall not be assigned by Employee. Any such assignment shall be null and void.

11. Severability. The provisions of this Agreement are divisible; if any such provision shall be deemed invalid or unenforceable, such provision shall be deemed limited to the extent necessary to render it valid and enforceable and the remaining provisions of this Agreement shall continue in full force and effect without being impaired or invalidated in any way.

12. Waiver. No delay or omission by the Company or Employee in exercising any right under this Agreement shall operate as a waiver of that or any other right. No waiver of any provision of this Agreement, or consent to any departure by either party from any provision of this Agreement, shall be effective in any event unless it is in writing, designated a waiver, and signed by the party waiving the breach. Such a waiver shall be effective only in the specific instance and for the purpose for which it is given.

13. Construction and Governing Law. The captions used in connection with this Agreement are for reference purposes only and shall not be construed as part of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

14. Entire Agreement. This Agreement supersedes all prior agreements, understandings, and communications between Employee and the Company, whether written or oral, express or implied, relating to the subject matter of this Agreement and is intended as a complete and final expression of the terms of the agreement between Employee and the Company and shall not be changed or subject to change orally. The parties further agree and acknowledge that neither they nor anyone acting on their behalf made any inducements, agreements, promises, or representations other than those set forth in this Agreement

15. Amendment. This Agreement may not be altered or amended except in a writing signed by both parties to this Agreement.

16. Legal Counsel. Employee and the Company recognize that this is a legally binding contract and acknowledge and agree that they have had the opportunity to consult with legal counsel of their choice.

17. Subject to Approvals. This contract is subject to the approval of the Board of Directors, and the options granted herein are subject to the approval of the Shareholders.



         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


Chequemate International, Inc.


By:__/s/ J. Michael Heil_________________
    J. Michael Heil, Chief Executive Officer



Employee:



_____/s/ Gary Bringhurst________________
     Gary Bringhurst

                              Employment Agreement

         THIS EMPLOYMENT AGREEMENT ("Agreement") is made as of March 31, 2000, (the "Effective Date") by and between Chequemate International, Inc., a Utah corporation (referred to in this Agreement as the "Company"), whose address is 330 Washington Blvd., Suite 507, Marina del Rey, CA 90292-5146, and Dennis Derrick, (referred to in this Agreement as "Employee"), whose address is 3635 Alpine Drive, Santa Clara, UT 84765.

                                   Recitals

A. The Company is engaged in the business of launching a stereoscopic cable television network and Internet media business and related products, and

B. Employee has substantial experience and expertise as an executive in the software development industry,

     NOW, THEREFORE, in consideration of the mutual promises and conditions contained in this Agreement, the Company and Employee agree as follows:

1. Employment and Duties. The Company shall employ Employee as Vice-President of 3D.COM, Inc., a wholly owned subsidiary of the Company, and Employee accepts that employment. Employee shall devote substantially all of his normal business time, attention, energy, knowledge, and skill solely and exclusively to performing all duties as Vice-President of 3D.COM, Inc., and to such other tasks as assigned or delegated to him by the Chief Executive Officer of the Company.

2. Term. This Agreement shall be for a term of forty-eight (48) months. This Agreement shall automatically renew for successive two year terms unless either party gives written notice to the other at least six months prior to the expiration of the then-current term, that he or it does not wish to renew this Agreement.

3.   Compensation and Expenses.

     a. Salary. In consideration of Employee's services to the Company, the Company will pay to Employee an annual salary of One Hundred Thousand Two Hundred Dollars ($100,200.00), which shall be payable semimonthly on a prorated basis and from which the Company shall withhold and deduct all taxes required by federal and state laws and any other authorized deductions. The Company may, in its sole discretion, further increase Employee's salary, but it may not reduce it during Employee's employment with the Company.

     b. Signing Bonus. A signing bonus of 3,750 shares of Form S-8 common stock shall be paid to Employee as soon as practicable after execution of this Agreement.

     c. Bonus, Incentive, Savings, and Retirement Plans. As Employee becomes eligible, Employee shall be entitled to participate in all bonus, incentive, stock option, savings, and retirement plans, policies, and programs made available by the Company to other peer employees of the Company.

     d. To the extent it is available on commercially reasonable terms, provide and pay for comprehensive officer's liability insurance for the Employee with respect to his position in the Company.

     e. Employer hereby grants Employee the non-qualified option to purchase the following amounts of common stock of Employer (the "Shares") at the following exercise prices, which option shall begin to vest six
          (6) months after the effective date of this agreement:

     Thirty Seven Thousand Five Hundred (37,500) shares at four cents ($.04) per share,
     Twelve Thousand Five Hundred (12,500) shares at eight dollars ($8.00) per share,
     Twelve Thousand Five Hundred (12,500) shares at sixteen dollars ($16.00) per share.
     Twelve Thousand Five Hundred (12,500) shares at twenty four dollars ($24.00) per share, and
     Twelve Thousand Five Hundred (12,500) shares at twenty eight dollars ($28.00) per share.

     At the end of six months from the effective date, the above optioned shares of a $.04 exercise price shall become vested. At the end of nine months from the effective date, the above optioned shares of an $8.00 exercise price shall become vested. At the end of twelve months from the effective date, the above optioned shares of a $16.00 exercise price shall become vested. At the end of eighteen months from the effective date, the above optioned shares of a $24.00 exercise price shall become vested. At the end of twenty four months from the effective date, the above optioned shares of a $28.00 exercise price shall become vested.

     In the event of Employee's death, his options shall continue to vest according to the above schedule, and shall be vested in his wife.

     The above optioned shares of a $.04 exercise price shall become vested at the end of six months from the effective date even if Company terminates Employee's employment, but not if Employee voluntarily terminates his employment.

     In the event of a merger or consolidation in which Employer is not the consolidated or surviving corporation, or a proposed dissolution or liquidation of the Company, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), then the shares of stock subject to the option but not yet vested shall automatically vest in full so that each option shall, immediately prior to the effective date of the Reorganization, become fully exercisable.

     The number of shares subject to this option shall be proportionately adjusted for any change in the stock structure of Employer because of share dividends, recapitalizations, reorganizations, mergers, or otherwise. The option is not assignable. Employee shall retain the right to exercise any portion of the option until March 31, 2005. The option may be exercised in whole or in part but may only be exercised in lots of 1,000 shares or more. Employee shall not have any of the rights of, nor be treated as, a shareholder with respect to the shares subject to this option until he has exercised that option and has become the shareholder of record of those shares.

         The Shares shall be registered by the Company on a Form S-8 or other appropriate registration form within six months of the Effective Date of this Agreement. Such registration statement shall remain effective and not be withdrawn until the expiration, or earlier exercise, of all options granted hereunder.

         In the event that the Company is unable to provide the Shares indicated above to Employee at such time that Employee delivers a notice of exercise of his option, then Company shall make a cash payment to Employee equal to the difference between the market price of the company's common stock and the exercise price, multiplied by the number of the shares which are described in Employee's notice of exercise.

         e. Welfare Benefit Plans. As Employee becomes eligible, Employee may participate in and shall receive benefits under welfare benefit plans, policies, and programs, including medical, dental, disability, and life insurance plans and programs made available by the Company to other peer employees of the Company.

         f. Vacation and Sick Leave. Employee shall be entitled to fifteen days of vacation per year with full pay. Employee shall also be entitled to be absent from employment due to illness for ten days per year with full pay. Employee's vacation and sick leave shall be taken in accordance with and shall be subject to the terms of the plans and policies in effect generally as to other peer employees of the Company.

         g. Expenses. The Company shall reimburse Employee for all reasonable business-related expenses incurred by Employee in connection with his employment with the Company in accordance with the policies, practices, and procedures in effect generally with respect to other peer employees of the Company.

4. Termination of Employment.

a. By Death.

(1) Employee's employment with the Company shall terminate automatically upon Employee's death.

(2) The Company's obligations under this Agreement in such event shall be limited to (a) the prorated payment of Employee's salary through two months after the date of death; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of Employee's death to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of Employee's death; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) the stock options described herein. The Company shall make any payments of cash to Employee's wife. As of the date of Employee's death, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee or his estate or beneficiaries any compensation or other amounts, except as required by law.


b. For Cause.

(1) Notwithstanding any other provision contained in this Agreement, the Company may terminate this Agreement immediately, at any time, for cause. For purposes of this Agreement, "cause" is defined as one or more of the following:

(a) any willful breach or habitual neglect of the Employee's material duties which he is required to perform under the terms of this Agreement, after reasonable written warning; (b) the commission of any material act of dishonesty, fraud, misrepresentation, or other act of moral turpitude, or the breach of a fiduciary duty for the purpose of gaining personal profit; (c) failure to obey the lawful direction of the Company's Chief Executive Officer in such a way that has a direct, substantial, and adverse effect on the Company's reputation; and (d) the conviction of a felony.

(2) In the event of such termination, the Company's obligations under this Agreement shall be limited to (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of termination; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. As of the date of termination, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee any compensation or other amounts, except as required by law.

c. By Company for Other than Cause or Death.


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

(1) The Company may terminate this Agreement for any reason upon delivery of sixty (60) days' pay to Employee, and no notice shall be necessary. Employee shall thereafter make himself available, full time, for two weeks, to ease the transition for the Company.

(2) In the event of such termination, the Company's obligations under this Agreement shall be limited to (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of termination;
    (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. As of the date of termination, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee any compensation or other amounts, except as required by law.

d.  By Employee.

(1) Employee may terminate this agreement at any time by giving sixty (60) days'written notice.

(2) In the event of such termination, the Company's obligations under this Agreement shall be limited to (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of termination; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. As of the date of termination, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee any compensation or other amounts, except as required by law.

e. Notice of Termination. Any termination shall be communicated by written notice to the other party. With respect to any termination by the Company for Cause, the Notice of Termination shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination.

5. Transfers. Unless Employee otherwise consents, the principal place of Employee's employment shall be within a 10 mile radius of St. George, Utah.

6.  Noncompetition.
Employee shall not directly or indirectly, either individually or in partnership or in conjunction with any person, firm, syndicate, company or corporation, as principal, agent, employee, or shareholder or in any other manner whatsoever, carry on or be engaged in or concerned with or advise, lend money to, guarantee the debts or obligations of or permit his name to be used or employed in connection with the operation or management of any competing business;
             a.   At any time or in any place while employed by the Company; and
             b. For a period of six months from the termination of the Employee's employment with the Company for any reason whatsoever, within the United States of America or Canada, where the Company has operations or firm plans to commence operations.

7. Confidential and Proprietary Information.
a. Employee agrees to maintain as secret and confidential all trade secret and nonpublic information relating to the Company and the business of the Company that was disclosed to or acquired or known by Employee during Employee's employment with the Company. Such Company trade secret or confidential information includes any and all lists of names, including customer lists, personnel, pricing and account information, marketing plans, information concerning litigation or pending litigation, and any communications subject to the attorney-client privilege as to the Company's attorneys. During Employee's employment by the Company and after the termination of Employee's employment, Employee shall not, without prior written authorization and consent of the Chief Executive Officer, or as may otherwise be required by law or legal process, use or communicate or disclose any such trade secret or confidential information to any third party other than the Company and those whom the Company authorizes to receive such information.

b. Employee acknowledges and agrees that all Company property, including keys, credit cards, books, manuals, records, reports, notes, contracts, customer lists, and other information defined as confidential and proprietary in any other agreement between the parties' copies of any of the foregoing, and any equipment furnished to Employee by the Company, belong to the Company and shall be promptly returned to the Company upon termination of employment.



8. Arbitration.

a. All claims, disputes, controversies, or disagreements of any kind whatsoever ("claims"), including any claim arising out of or in connection with Employee's employment or the termination of Employee's employment, that may arise between Employee and the Company, including any claims that may arise between Employee and the Company's officers, directors, employees, or agents in their capacity as such, shall be submitted to final and binding arbitration before the American Arbitration Association in St. George, Utah in accordance with the rules and procedures of the American Arbitration Association then existing.

b. Claims covered by this arbitration provision include, but are not limited to the following: (1) alleged violations of federal, state, or local constitutions, statutes, regulations, or ordinances, including, but not limited to, antidiscrimination and harassment laws: (2) allegations of a breach of a contractual obligation; and (3) alleged violations of public policy.

c. The following are expressly excluded from this arbitration provision and are not covered by this Agreement: (1) claims related to workers' compensation or unemployment insurance; (2) administrative claims filed with government agencies such as the Equal Employment Opportunity Commission (EEOC), or the National Labor Relations Board (NLRB); and (3) claims that are expressly excluded by statute.

d. In consideration for and as a material condition of Employee's employment with the Company, Employee agrees that final and binding arbitration is the exclusive means for resolving the claims outlined in this Agreement. However, this Agreement does not in any way alter the at-will status of Employee's employment. This Agreement is a waiver of all rights Employee may have to a civil court action on any dispute outlined by this Agreement. Accordingly, only an arbitrator, not a judge or jury, will decide the dispute, although the arbitrator has the authority to award any type of relief that could otherwise be awarded by a judge or jury.

e. The fees and costs of the arbitration shall be borne equally by Employee and the Company, except that the Company shall advance all costs of the arbitration, subject to later allocation by the arbitrator, and Employee and the Company shall each pay for their own attorney fees or costs of representation, subject to later allocation by the arbitrator.

9. Notices. All notices and communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered, certified, or express mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid courier service to the parties at the addresses set forth in the introductory paragraph of this Agreement. Either party may change the address to which notices shall be sent by written notice as provided in this paragraph. Such notices and communications shall be deemed received as follows:
a. In the case of personal delivery, the day of actual receipt;
b. In the case of express mail or delivery by courier service, the day designated for delivery;
c. In the case of registered or certified mail, five (5) days after deposit in the mail; and
d. In the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone, or otherwise.


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

10. Assignment. This Agreement is personal to Employee and shall not be assigned by Employee. Any such assignment shall be null and void.

11. Severability. The provisions of this Agreement are divisible; if any such provision shall be deemed invalid or unenforceable, such provision shall be deemed limited to the extent necessary to render it valid and enforceable and the remaining provisions of this Agreement shall continue in full force and effect without being impaired or invalidated in any way.

12. Waiver. No delay or omission by the Company or Employee in exercising any right under this Agreement shall operate as a waiver of that or any other right. No waiver of any provision of this Agreement, or consent to any departure by either party from any provision of this Agreement, shall be effective in any event unless it is in writing, designated a waiver, and signed by the party waiving the breach. Such a waiver shall be effective only in the specific instance and for the purpose for which it is given.

13. Construction and Governing Law. The captions used in connection with this Agreement are for reference purposes only and shall not be construed as part of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

14. Entire Agreement. This Agreement supersedes all prior agreements, understandings, and communications between Employee and the Company, whether written or oral, express or implied, relating to the subject matter of this Agreement and is intended as a complete and final expression of the terms of the agreement between Employee and the Company and shall not be changed or subject to change orally. The parties further agree and acknowledge that neither they nor anyone acting on their behalf made any inducements, agreements, promises, or representations other than those set forth in this Agreement

15. Amendment. This Agreement may not be altered or amended except in a writing signed by both parties to this Agreement.

16. Legal Counsel. Employee and the Company recognize that this is a legally binding contract and acknowledge and agree that they have had the opportunity to consult with legal counsel of their choice.

17. Subject to Approvals. This contract is subject to the approval of the Board of Directors, and the options granted herein are subject to the approval of the Shareholders.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


Chequemate International, Inc.


By:__/s/ J. Michael Heil________________
    J. Michael Heil, Chief Executive Officer



Employee:



_____/s/ Dennis Derrick_______________
     Dennis Derrick


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

                              Employment Agreement

         THIS EMPLOYMENT AGREEMENT ("Agreement") is made as of March 31, 2000, (the "Effective Date") by and between Chequemate International, Inc., a Utah corporation (referred to in this Agreement as the "Company"), whose address is 330 Washington Blvd., Suite 507, Marina del Rey, CA 90292-5146, and Fernando Gomez, (referred to in this Agreement as "Employee"), whose address is 8152 Zitola Terrace, Playa del Rey, California 90293.

                                    Recitals

A. The Company is engaged in the business of launching a stereoscopic cable television network.

B. Employee has substantial experience and expertise in cable television marketing.

         NOW, THEREFORE, in consideration of the mutual promises and conditions contained in this Agreement, the Company and Employee agree as follows:

1. Employment and Duties. The Company shall employ Employee as Vice President for Affiliate Relations of the C3D Television Network and Employee accepts that employment. Employee shall devote substantially all of his normal business time, attention, energy, knowledge, and skill solely and exclusively to performing all duties as assigned or delegated to him by the Chief Executive Officer of the Company.

2. Term.  This Agreement shall be for a term of forty-eight (48) months.

3. Compensation and Expenses.

         a. Salary. In consideration of Employee's services to the Company, the Company will pay to Employee an annual salary of One Hundred Twenty Thousand Dollars ($120,000.00), which shall be payable semimonthly on a prorated basis and from which the Company shall withhold and deduct all taxes required by federal and state laws and any other authorized deductions. The Company may, in its sole discretion, further increase Employee's salary, but it may not reduce it during Employee's employment with the Company.

         b. Bonus, Incentive, Savings, and Retirement Plans. As Employee becomes eligible, Employee shall be entitled to participate in all bonus, incentive, stock option, savings, and retirement plans, policies, and programs made available by the Company to other peer employees of the Company.

         c. Employer hereby grants Employee the non-qualified option to purchase the following amounts of common stock of Employer (the "Shares") at the following exercise prices, which option shall begin to vest six (6) months after the effective date of this agreement:

   Twenty Five Thousand (25,000) shares at four cents ($.04) per share, Twelve thousand five hundred (12,500) shares at eight dollars ($8.00) per share,
   Twelve thousand five hundred (12,500) shares at sixteen dollars ($16.00) per share,
   Twelve thousand five hundred (12,500) shares at twenty four dollars ($24.00) per share, and
   Twelve thousand five hundred (12,500) shares at twenty eight dollars ($28.00) per share.

   At the end of six months from the effective date, the above optioned shares of a $.04 exercise price shall become vested. At the end of nine months from the effective date, the above optioned shares of an $8.00 exercise price shall become vested. At the end of twelve months from the effective date, the above optioned shares of a $16.00 exercise price shall become vested. At the end of eighteen months from the effective date, the above optioned shares of a $24.00 exercise price shall become vested. At the end of twenty four months from the effective date, the above optioned shares of a $28.00 exercise price shall become vested.

   In the event of a merger or consolidation in which Employer is not the consolidated or surviving corporation, or a proposed dissolution or liquidation of the Company, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), then the shares of stock subject to the option but not yet vested shall automatically vest in full so that each option shall, immediately prior to the effective date of the Reorganization, become fully exercisable.

   The number of shares subject to this option shall be proportionately adjusted for any change in the stock structure of Employer because of share dividends, recapitalizations, reorganizations, mergers, or otherwise. The option is not assignable. Employee shall retain the right to exercise any portion of the option until March 31, 2005. The option may be exercised in whole or in part but may only be exercised in lots of 1,000 shares or more. Employee shall not have any of the rights of, nor be treated as, a shareholder with respect to the shares subject to this option until he has exercised that option and has become the shareholder of record of those shares.

         The Shares shall be registered by the Company on a Form S-8 or other appropriate registration form within six months of the Effective Date of this Agreement. Such registration statement shall remain effective and not be withdrawn until the expiration, or earlier exercise, of all options granted hereunder.

         In the event that the Company is unable to provide the Shares indicated above to Employee at such time that Employee delivers a notice of exercise of his option, then Company shall make a cash payment to Employee equal to the difference between the market price of the company's common stock and the exercise price, multiplied by the number of the shares which are described in Employee's notice of exercise.

         d. Welfare Benefit Plans. As Employee becomes eligible, Employee may participate in and shall receive benefits under welfare benefit plans, policies, and programs, including medical, dental, disability, and life insurance plans and programs made available by the Company to other peer employees of the Company.

         e. Vacation and Sick Leave. Employee shall be entitled to fifteen days of vacation per year with full pay. Employee shall also be entitled to be absent from employment due to illness for ten days per year with full pay. Employee's vacation and sick leave shall be taken in accordance with and shall be subject to the terms of the plans and policies in effect generally as to other peer employees of the Company.

         f. Expenses. The Company shall reimburse Employee for all reasonable business-related expenses incurred by Employee in connection with his employment with the Company in accordance with the policies, practices, and procedures in effect generally with respect to other peer employees of the Company.


4. Termination of Employment.

a. By Death.

(1) Employee's employment with the Company shall terminate automatically upon Employee's death.

(2) The Company's obligations under this Agreement in such event shall be limited to (a) the prorated payment of Employee's salary through the date of death to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of Employee's death to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of

Employee's death; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. The Company shall make the payments to Employee's estate or beneficiary, as applicable. As of the date of Employee's death, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee or his estate or beneficiaries any compensation or other amounts, except as required by law.


b. By Disability.

(1) The Company may terminate Employee's employment with the Company during any period in which Employee is considered by the Company to be disabled. Employee shall be considered "disabled" if, in the sole opinion of the Company, as determined in good faith, Employee is prevented, after reasonable accommodation by the Company, from properly performing his duties due to a mental or physical illness for a period of thirty days in the aggregate in any 12-month period.

(2) In the event of such termination, the Company's obligations under this Agreement shall be limited to (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid: (c) the payment of accrued and unused vacation through the date of termination; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. The Company shall make the payments to Employee or Employee's legal representative, as applicable. As of the date of termination, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee any compensation or other amounts, except as required by law.


c. For Cause.

(1) Notwithstanding any other provision contained in this Agreement, the Company may terminate this Agreement immediately, at any time, for cause. For purposes of this Agreement, "cause" shall be deemed to include:

(a) any willful breach or habitual neglect of the Employee's material duties which he is required to perform under the terms of this Agreement, after reasonable written warning; (b) the commission of any material act of dishonesty, fraud, misrepresentation, or other act of moral turpitude, or the breach of a fiduciary duty for the purpose of gaining personal profit; (c) failure to obey the lawful direction of the Company's Chief Executive Officer in such a way that has a direct, substantial, and adverse effect on the Company's reputation; and (d) the conviction of a felony.

(2) In the event of such termination, the Company's obligations under this Agreement shall be limited to (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of termination; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. As of the date of termination, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee any compensation or other amounts, except as required by law.

d. By Company for Other than Cause, Death, or Disability.

5.  The Company may terminate this Agreement for any reason upon delivery of six
    (6) months' pay to Employee, and no notice shall be necessary. Employee shall thereafter make himself available, full time, for two weeks, to ease the transition for the Company.

6. In the event of such termination, the Company's obligations under this Agreement shall be limited to (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of termination;
     (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. As of the date of termination, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee any compensation or other amounts, except as required by law.

e.  By Employee.

     5. Employee may terminate this agreement at any time by giving sixty (60) days'written notice.

     6. In the event of such termination, the Company's obligations under this Agreement shall be limited to (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of termination; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. As of the date of termination, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee any compensation or other amounts, except as required by law.

5.       Notice of Termination.

Any termination shall be communicated by written notice to the other party. With respect to any termination by the Company for Cause or Disability, the Notice of Termination shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination.


6.       Noncompetition.
Employee shall not directly or indirectly, either individually or in partnership or in conjunction with any person, firm, syndicate, company or corporation, as principal, agent, employee, or shareholder or in any other manner whatsoever, carry on or be engaged in or concerned with or advise, lend money to, guarantee the debts or obligations of or permit his name to be used or employed in connection with the operation or management of any similar business to that carried on by the Company;
          a.   At any time or in any place while employed by the Company; and
          b. For a period of six months from the termination of the Employee's employment with the Company for any reason whatsoever, within the United States of America or Canada, where the Company has operations or firm plans to commence operations.

7. Transfers. Unless Employee otherwise consents, the principal place of Employee's employment shall be within a 10 mile radius of Marina del Rey, California.

8. Confidential and Proprietary Information.
a. Employee agrees to maintain as secret and confidential all trade secret and nonpublic information relating to the Company and the business of the Company that was disclosed to or acquired or known by Employee during Employee's employment with the Company. Such Company trade secret or confidential information includes any and all lists of names, including customer lists, personnel, pricing and account information, marketing plans, information concerning litigation or pending litigation, and any communications subject to the attorney-client privilege as to the Company's attorneys. During Employee's employment by the Company and after the termination of Employee's employment, Employee shall not, without prior written authorization and consent of the Chief Executive Officer, or as may otherwise be required by law or legal process, use or communicate or disclose any such trade secret or confidential information to any third party other than the Company and those whom the Company authorizes to receive such information.

b. Employee acknowledges and agrees that all Company property, including keys, credit cards, books, manuals, records, reports, notes, contracts, customer lists, and other information defined as confidential and proprietary in any other agreement between the parties' copies of any of the foregoing, and any equipment furnished to Employee by the Company, belong to the Company and shall be promptly returned to the Company upon termination of employment.


9. Arbitration.

a. All claims, disputes, controversies, or disagreements of any kind whatsoever ("claims"), including any claim arising out of or in connection with Employee's employment or the termination of Employee's employment, that may arise between Employee and the Company, including any claims that may arise between Employee and the Company's officers, directors, employees, or agents in their capacity as such, shall be submitted to final and binding arbitration before the American Arbitration Association in Los Angeles, California in accordance with the rules and procedures of the American Arbitration Association then existing.

b. Claims covered by this arbitration provision include, but are not limited to the following: (1) alleged violations of federal, state, or local constitutions, statutes, regulations, or ordinances, including, but not limited to, antidiscrimination and harassment laws: (2) allegations of a breach of a contractual obligation; and (3) alleged violations of public policy.

c. The following are expressly excluded from this arbitration provision and are not covered by this Agreement: (1) claims related to workers' compensation or unemployment insurance; (2) administrative claims filed with government agencies such as the Equal Employment Opportunity Commission (EEOC), Department of Fair Employment and Housing (DFEH), or the National Labor Relations Board (NLRB); and
(3) claims that are expressly excluded by statute.

d. In consideration for and as a material condition of Employee's employment with the Company, Employee agrees that final and binding arbitration is the exclusive means for resolving the claims outlined in this Agreement. However, this Agreement does not in any way alter the at-will status of Employee's employment. This Agreement is a waiver of all rights Employee may have to a civil court action on any dispute outlined by this Agreement. Accordingly, only an arbitrator, not a judge or jury, will decide the dispute, although the arbitrator has the authority to award any type of relief that could otherwise be awarded by a judge or jury.

e. The fees and costs of the arbitration shall be borne equally by Employee and the Company, except that the Company shall advance all costs of the arbitration, subject to later allocation by the arbitrator, and Employee and the Company shall each pay for their own attorney fees or costs of representation, subject to later allocation by the arbitrator.

10. Notices. All notices and communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered, certified, or express mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid courier service to the parties at the addresses set forth in the introductory paragraph of this Agreement. Either party may change the address to which notices shall be sent by written notice as provided in this paragraph. Such notices and communications shall be deemed received as follows:
a. In the case of personal delivery, the day of actual receipt;
b. In the case of express mail or delivery by courier service, the day designated for delivery;


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

c. In the case of registered or certified mail, five (5) days after deposit in the mail; and
d. In the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone, or otherwise.

11. Assignment. This Agreement is personal to Employee and shall not be assigned by Employee. Any such assignment shall be null and void.

12. Severability. The provisions of this Agreement are divisible; if any such provision shall be deemed invalid or unenforceable, such provision shall be deemed limited to the extent necessary to render it valid and enforceable and the remaining provisions of this Agreement shall continue in full force and effect without being impaired or invalidated in any way.

13. Waiver. No delay or omission by the Company or Employee in exercising any right under this Agreement shall operate as a waiver of that or any other right. No waiver of any provision of this Agreement, or consent to any departure by either party from any provision of this Agreement, shall be effective in any event unless it is in writing, designated a waiver, and signed by the party waiving the breach. Such a waiver shall be effective only in the specific instance and for the purpose for which it is given.

14. Construction and Governing Law. The captions used in connection with this Agreement are for reference purposes only and shall not be construed as part of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

15. Entire Agreement. This Agreement supersedes all prior agreements, understandings, and communications between Employee and the Company, whether written or oral, express or implied, relating to the subject matter of this Agreement and is intended as a complete and final expression of the terms of the agreement between Employee and the Company and shall not be changed or subject to change orally. The parties further agree and acknowledge that neither they nor anyone acting on their behalf made any inducements, agreements, promises, or representations other than those set forth in this Agreement

16. Amendment. This Agreement may not be altered or amended except in a writing signed by both parties to this Agreement.

17. Legal Counsel. Employee and the Company recognize that this is a legally binding contract and acknowledge and agree that they have had the opportunity to consult with legal counsel of their choice.

18. Subject to Approvals. This contract is subject to the approval of the Board of Directors, and the options granted herein are subject to the approval of the Shareholders.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


Chequemate International, Inc.


By:___/s/ J. Michael Heil_______________
    J. Michael Heil, Chief Executive Officer

Employee:


______/s/ Fernando Gomez____________
     Fernando Gomez


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

                              Employment Agreement

         THIS EMPLOYMENT AGREEMENT ("Agreement") is made as of March 31, 2000, (the "Effective Date") by and between Chequemate International, Inc., a Utah corporation (referred to in this Agreement as the "Company"), whose address is 330 Washington Blvd., Suite 507, Marina del Rey, CA 90292-5146, and Doug Stanley, (referred to in this Agreement as "Employee"), whose address is 940 Bonnie Lane, Auburn, California 95603.

                                    Recitals

A. The Company is engaged in the business of launching a stereoscopic cable television network.

B. Employee has substantial experience and expertise in television production.

         NOW, THEREFORE, in consideration of the mutual promises and conditions contained in this Agreement, the Company and Employee agree as follows:

1. Employment and Duties. The Company shall employ Employee as General Manager of the C3D Television Network and Employee accepts that employment. Employee shall devote substantially all of his normal business time, attention, energy, knowledge, and skill solely and exclusively to performing all duties as General Manager as assigned or delegated to him by the Chief Executive Officer of the Company.

2. Term.  This Agreement shall be for a term of forty-eight (48) months.

3. Compensation and Expenses.

         a. Salary. In consideration of Employee's services to the Company, the Company will pay to Employee an annual salary of Eighty Four Thousand Dollars ($84,000.00), which shall be payable semimonthly on a prorated basis and from which the Company shall withhold and deduct all taxes required by federal and state laws and any other authorized deductions. The Company may, in its sole discretion, further increase Employee's salary, but it may not reduce it during Employee's employment with the Company.

         b. Bonus, Incentive, Savings, and Retirement Plans. As Employee becomes eligible, Employee shall be entitled to participate in all bonus, incentive, stock option, savings, and retirement plans, policies, and programs made available by the Company to other peer employees of the Company.

         c. Employer hereby grants Employee the non-qualified option to purchase the following amounts of common stock of Employer (the "Shares") at the following exercise prices, which option shall begin to vest as soon as a Form S-8 registering the underlying shares becomes effective:

   Thirty Seven Thousand Five Hundred (37,500) shares at four cents ($.04) per share,
   Twelve thousand five hundred (12,500) shares at eight dollars ($8.00) per share,
   Twelve thousand five hundred (12,500) shares at sixteen dollars ($16.00) per share,
   Twelve thousand five hundred (12,500) shares at twenty four dollars ($24.00) per share, and
   Twelve thousand five hundred (12,500) shares at twenty eight dollars ($28.00) per share.

   As soon as a Form S-8 registering the underlying shares becomes effective, the above optioned shares of a $.04 exercise price shall become vested. At the end of nine months from the effective date, the above optioned shares of an $8.00 exercise price shall become vested. At the end of twelve months from the effective date, the above optioned shares of a $16.00 exercise price shall become vested. At the end of eighteen months from the effective date, the above optioned shares of a $24.00 exercise price shall become vested. At the end of twenty four months from the effective date, the above optioned shares of a $28.00 exercise price shall become vested.

   In the event of a merger or consolidation in which Employer is not the consolidated or surviving corporation, or a proposed dissolution or liquidation of the Company, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), then the shares of stock subject to the option but not yet vested shall automatically vest in full so that each option shall, immediately prior to the effective date of the Reorganization, become fully exercisable.

   The number of shares subject to this option shall be proportionately adjusted for any change in the stock structure of Employer because of share dividends, recapitalizations, reorganizations, mergers, or otherwise. The option is not assignable. Employee shall retain the right to exercise any portion of the option until March 31, 2005. The option may be exercised in whole or in part but may only be exercised in lots of 1,000 shares or more. Employee shall not have any of the rights of, nor be treated as, a shareholder with respect to the shares subject to this option until he has exercised that option and has become the shareholder of record of those shares.

         The Shares shall be registered by the Company on a Form S-8 or other appropriate registration form within six months of the Effective Date of this Agreement. Such registration statement shall remain effective and not be withdrawn until the expiration, or earlier exercise, of all options granted hereunder.

         In the event that the Company is unable to provide the Shares indicated above to Employee at such time that Employee delivers a notice of exercise of his option, then Company shall make a cash payment to Employee equal to the difference between the market price of the company's common stock and the exercise price, multiplied by the number of the shares which are described in Employee's notice of exercise.

         d. Welfare Benefit Plans. As Employee becomes eligible, Employee may participate in and shall receive benefits under welfare benefit plans, policies, and programs, including medical, dental, disability, and life insurance plans and programs made available by the Company to other peer employees of the Company.

         e. Vacation and Sick Leave. Employee shall be entitled to fifteen days of vacation per year with full pay. Employee shall also be entitled to be absent from employment due to illness for ten days per year with full pay. Employee's vacation and sick leave shall be taken in accordance with and shall be subject to the terms of the plans and policies in effect generally as to other peer employees of the Company.

         f. Expenses. The Company shall reimburse Employee for all reasonable business-related expenses incurred by Employee in connection with his employment with the Company in accordance with the policies, practices, and procedures in effect generally with respect to other peer employees of the Company.


4. Termination of Employment.

a. By Death.

(1) Employee's employment with the Company shall terminate automatically upon Employee's death.

(2) The Company's obligations under this Agreement in such event shall be limited to (a) the prorated payment of Employee's salary through the date of death to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of Employee's death to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of

Employee's death; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. The Company shall make the payments to Employee's estate or beneficiary, as applicable. As of the date of Employee's death, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee or his estate or beneficiaries any compensation or other amounts, except as required by law.


b. By Disability.

(1) The Company may terminate Employee's employment with the Company during any period in which Employee is considered by the Company to be disabled. Employee shall be considered "disabled" if, in the sole opinion of the Company, as determined in good faith, Employee is prevented, after reasonable accommodation by the Company, from properly performing his duties due to a mental or physical illness for a period of thirty days in the aggregate in any 12-month period.

(2) In the event of such termination, the Company's obligations under this Agreement shall be limited to (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid: (c) the payment of accrued and unused vacation through the date of termination; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. The Company shall make the payments to Employee or Employee's legal representative, as applicable. As of the date of termination, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee any compensation or other amounts, except as required by law.


c. For Cause.

(1) Notwithstanding any other provision contained in this Agreement, the Company may terminate this Agreement immediately, at any time, for cause. For purposes of this Agreement, "cause" shall be deemed to include:
(a) any willful breach or habitual neglect of the Employee's material duties which he is required to perform under the terms of this Agreement, after reasonable written warning;
(b) the commission of any material act of dishonesty, fraud, misrepresentation, or other act of moral turpitude, or the breach of a fiduciary duty for the purpose of gaining personal profit;
(c) failure to obey the lawful direction of the Company's Chief Executive Officer in such a way that has a direct, substantial, and adverse effect on the Company's reputation; and
(d) the conviction of a felony.

(2) In the event of such termination, the Company's obligations under this Agreement shall be limited to (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of termination; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. As of the date of termination, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee any compensation or other amounts, except as required by law.

d. By Company for Other than Cause, Death, or Disability.


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

5. The Company may terminate this Agreement for any reason upon delivery of sixty (60) days' pay to Employee, and no notice shall be necessary. Employee shall thereafter make himself available, full time, for two weeks, to ease the transition for the Company.

6. In the event of such termination, the Company's obligations under this Agreement shall be limited to (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of termination;
    (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. As of the date of termination, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee any compensation or other amounts, except as required by law.

e.  By Employee.

5. Employee may terminate this agreement at any time by giving sixty (60) days'written notice.

    6. In the event of such termination, the Company's obligations under this Agreement shall be limited to (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of termination; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. As of the date of termination, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee any compensation or other amounts, except as required by law.

5.  Notice of Termination.

Any termination shall be communicated by written notice to the other party. With respect to any termination by the Company for Cause or Disability, the Notice of Termination shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination.


6.  Noncompetition.
Employee shall not directly or indirectly, either individually or in partnership or in conjunction with any person, firm, syndicate, company or corporation, as principal, agent, employee, or shareholder or in any other manner whatsoever, carry on or be engaged in or concerned with or advise, lend money to, guarantee the debts or obligations of or permit his name to be used or employed in connection with the operation or management of any similar business to that carried on by the Company;
        a.  At any time or in any place while employed by the Company; and
        b. For a period of six months from the termination of the Employee's employment with the Company for any reason whatsoever, within the United States of America or Canada, where the Company has operations or firm plans to commence operations.

7. Transfers. Unless Employee otherwise consents, the principal place of Employee's employment shall be within a 10 mile radius of Marina del Rey, California.

8. Confidential and Proprietary Information.
a. Employee agrees to maintain as secret and confidential all trade secret and nonpublic information relating to the Company and the business of the Company that was disclosed to or acquired or known by Employee during Employee's employment with the Company. Such Company trade secret or confidential information includes any and all lists of names, including customer lists, personnel, pricing and account information, marketing plans, information concerning litigation or pending litigation, and any communications subject to the attorney-client privilege as to the Company's attorneys. During Employee's employment by the Company and after the termination of Employee's employment, Employee shall not, without prior written authorization and consent of the Chief Executive Officer, or as may otherwise be required by law or legal process, use or communicate or disclose any such trade secret or confidential information to any third party other than the Company and those whom the Company authorizes to receive such information.

b. Employee acknowledges and agrees that all Company property, including keys, credit cards, books, manuals, records, reports, notes, contracts, customer lists, and other information defined as confidential and proprietary in any other agreement between the parties' copies of any of the foregoing, and any equipment furnished to Employee by the Company, belong to the Company and shall be promptly returned to the Company upon termination of employment.


9. Arbitration.

a. All claims, disputes, controversies, or disagreements of any kind whatsoever ("claims"), including any claim arising out of or in connection with Employee's employment or the termination of Employee's employment, that may arise between Employee and the Company, including any claims that may arise between Employee and the Company's officers, directors, employees, or agents in their capacity as such, shall be submitted to final and binding arbitration before the American Arbitration Association in Los Angeles, California in accordance with the rules and procedures of the American Arbitration Association then existing.

b. Claims covered by this arbitration provision include, but are not limited to the following: (1) alleged violations of federal, state, or local constitutions, statutes, regulations, or ordinances, including, but not limited to, antidiscrimination and harassment laws: (2) allegations of a breach of a contractual obligation; and (3) alleged violations of public policy.

c. The following are expressly excluded from this arbitration provision and are not covered by this Agreement: (1) claims related to workers' compensation or unemployment insurance; (2) administrative claims filed with government agencies such as the Equal Employment Opportunity Commission (EEOC), Department of Fair Employment and Housing (DFEH), or the National Labor Relations Board (NLRB); and
(3) claims that are expressly excluded by statute.

d. In consideration for and as a material condition of Employee's employment with the Company, Employee agrees that final and binding arbitration is the exclusive means for resolving the claims outlined in this Agreement. However, this Agreement does not in any way alter the at-will status of Employee's employment. This Agreement is a waiver of all rights Employee may have to a civil court action on any dispute outlined by this Agreement. Accordingly, only an arbitrator, not a judge or jury, will decide the dispute, although the arbitrator has the authority to award any type of relief that could otherwise be awarded by a judge or jury.

e. The fees and costs of the arbitration shall be borne equally by Employee and the Company, except that the Company shall advance all costs of the arbitration, subject to later allocation by the arbitrator, and Employee and the Company shall each pay for their own attorney fees or costs of representation, subject to later allocation by the arbitrator.

10. Notices. All notices and communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered, certified, or express mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid courier service to the parties at the addresses set forth in the introductory paragraph of this Agreement. Either party may change the address to which notices shall be sent by written notice as provided in this paragraph. Such notices and communications shall be deemed received as follows:
a. In the case of personal delivery, the day of actual receipt;
b. In the case of express mail or delivery by courier service, the day designated for delivery;

c. In the case of registered or certified mail, five (5) days after deposit in the mail; and
d. In the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone, or otherwise.

11. Assignment. This Agreement is personal to Employee and shall not be assigned by Employee. Any such assignment shall be null and void.

12. Severability. The provisions of this Agreement are divisible; if any such provision shall be deemed invalid or unenforceable, such provision shall be deemed limited to the extent necessary to render it valid and enforceable and the remaining provisions of this Agreement shall continue in full force and effect without being impaired or invalidated in any way.

13. Waiver. No delay or omission by the Company or Employee in exercising any right under this Agreement shall operate as a waiver of that or any other right. No waiver of any provision of this Agreement, or consent to any departure by either party from any provision of this Agreement, shall be effective in any event unless it is in writing, designated a waiver, and signed by the party waiving the breach. Such a waiver shall be effective only in the specific instance and for the purpose for which it is given.

14. Construction and Governing Law. The captions used in connection with this Agreement are for reference purposes only and shall not be construed as part of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

15. Entire Agreement. This Agreement supersedes all prior agreements, understandings, and communications between Employee and the Company, whether written or oral, express or implied, relating to the subject matter of this Agreement and is intended as a complete and final expression of the terms of the agreement between Employee and the Company and shall not be changed or subject to change orally. The parties further agree and acknowledge that neither they nor anyone acting on their behalf made any inducements, agreements, promises, or representations other than those set forth in this Agreement

16. Amendment. This Agreement may not be altered or amended except in a writing signed by both parties to this Agreement.

17. Legal Counsel. Employee and the Company recognize that this is a legally binding contract and acknowledge and agree that they have had the opportunity to consult with legal counsel of their choice.

18. Subject to Approvals. This contract is subject to the approval of the Board of Directors, and the options granted herein are subject to the approval of the Shareholders.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


Chequemate International, Inc.


By:__/s/ J. Michael Heil_________________
    J. Michael Heil, Chief Executive Officer

Employee:


_____/s/ Doug Stanley__________________
     Doug Stanley


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

                              Employment Agreement

         THIS EMPLOYMENT AGREEMENT ("Agreement") is made as of March 23, 2000, (the "Effective Date") by and between Chequemate International, Inc., a Utah corporation (referred to in this Agreement as the "Company"), whose address is 330 Washington Blvd., Suite 507, Marina del Rey, CA 90292-5146, and D. Alan Hunter, (referred to in this Agreement as "Employee"), whose address is 17221 Palisades Circle, Pacific Palisades, CA 90272-2150.

                                    Recitals

A. The Company is engaged in the business of launching a stereoscopic cable television network.

B. Employee has substantial experience and expertise as an attorney and general counsel for a DBS provider.

         NOW, THEREFORE, in consideration of the mutual promises and conditions contained in this Agreement, the Company and Employee agree as follows:

1. Employment and Duties. The Company shall employ Employee as Secretary of the corporation and General Counsel and Employee accepts that employment. Employee shall devote substantially all of his normal business time, attention, energy, knowledge, and skill solely and exclusively to performing all duties as Secretary of the corporation and General Counsel as assigned or delegated to him by the Chief Executive Officer of the Company. Specifically, Employee shall be responsible for discharging the duties of Secretary, and for handling or supervising all legal functions for the Company.

2. Term.  This Agreement shall be for a term of forty-eight (48) months.

3. Compensation and Expenses.

         a. Salary. In consideration of Employee's services to the Company, the Company will pay to Employee an annual salary of Eighty Four Thousand Dollars ($84,000.00) for the first six months, and then an annual salary of One Hundred Twenty Thousand Dollars ($120,000.00), which shall be payable semimonthly on a prorated basis and from which the Company shall withhold and deduct all taxes required by federal and state laws and any other authorized deductions. The Company may, in its sole discretion, further increase Employee's salary, but it may not reduce it during Employee's employment with the Company.

         b. Bonus, Incentive, Savings, and Retirement Plans. As Employee becomes eligible, Employee shall be entitled to participate in all bonus, incentive, stock option, savings, and retirement plans, policies, and programs made available by the Company to other peer employees of the Company.

         c. To the extent it is available on commercially reasonable terms, provide and pay for comprehensive officer's liability insurance for the Employee with respect to his position in the Company.

         d. As an additional inducement to Employee to enter into this Agreement, Employer hereby grants Employee the non-qualified option to purchase the following amounts of common stock of Employer (the "Shares") at the following exercise prices, which option shall begin to vest six (6) months after the effective date of this agreement:

   Twenty five thousand (25,000) shares at four cents ($.04) per share, Twelve thousand five hundred (12,500) shares at eight dollars ($8.00) per share,
   Twelve thousand five hundred (12,500) shares at sixteen dollars ($16.00) per share,
   Twelve thousand five hundred (12,500) shares at twenty four dollars ($24.00) per share, and

   Twelve thousand five hundred (12,500) shares at twenty eight dollars ($28.00) per share.

   At the end of six months from the effective date, the above optioned shares of a $.04 exercise price shall become vested. At the end of nine months from the effective date, the above optioned shares of an $8.00 exercise price shall become vested. At the end of twelve months from the effective date, the above optioned shares of a $16.00 exercise price shall become vested. At the end of eighteen months from the effective date, the above optioned shares of a $24.00 exercise price shall become vested. At the end of twenty four months from the effective date, the above optioned shares of a $28.00 exercise price shall become vested.

   In the event of a merger or consolidation in which Employer is not the consolidated or surviving corporation, or a proposed dissolution or liquidation of the Company, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), then the shares of stock subject to the option but not yet vested shall automatically vest in full so that each option shall, immediately prior to the effective date of the Reorganization, become fully exercisable.

   The number of shares subject to this option shall be proportionately adjusted for any change in the stock structure of Employer because of share dividends, recapitalizations, reorganizations, mergers, or otherwise. The option is not assignable. Employee shall retain the right to exercise any portion of the option until March 31, 2005. The option may be exercised in whole or in part but may only be exercised in lots of 1,000 shares or more. Employee shall not have any of the rights of, nor be treated as, a shareholder with respect to the shares subject to this option until he has exercised that option and has become the shareholder of record of those shares.

         The Shares shall be registered by the Company on a Form S-8 or other appropriate registration form within six months of the Effective Date of this Agreement. Such registration statement shall remain effective and not be withdrawn until the expiration, or earlier exercise, of all options granted hereunder.

         In the event that the Company is unable to provide the Shares indicated above to Employee at such time that Employee delivers a notice of exercise of his option, then Company shall make a cash payment to Employee equal to the difference between the market price of the company's common stock and the exercise price, multiplied by the number of the shares which are described in Employee's notice of exercise.

         e. Welfare Benefit Plans. As Employee becomes eligible, Employee may participate in and shall receive benefits under welfare benefit plans, policies, and programs, including medical, dental, disability, and life insurance plans and programs made available by the Company to other peer employees of the Company.

         f. Vacation and Sick Leave. Employee shall be entitled to fifteen days of vacation per year with full pay. Employee shall also be entitled to be absent from employment due to illness for ten days per year with full pay. Employee's vacation and sick leave shall be taken in accordance with and shall be subject to the terms of the plans and policies in effect generally as to other peer employees of the Company.

         g. Expenses. The Company shall reimburse Employee for all reasonable business-related expenses incurred by Employee in connection with his employment with the Company in accordance with the policies, practices, and procedures in effect generally with respect to other peer employees of the Company.

4. Termination of Employment.

a. By Death.


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(1) Employee's employment with the Company shall terminate automatically upon
Employee's death.

(2) The Company's obligations under this Agreement in such event shall be limited to (a) the prorated payment of Employee's salary through the date of death to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of Employee's death to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of Employee's death; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. The Company shall make the payments to Employee's estate or beneficiary, as applicable. As of the date of Employee's death, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee or his estate or beneficiaries any compensation or other amounts, except as required by law.


b. By Disability.

(1) The Company may terminate Employee's employment with the Company during any period in which Employee is considered by the Company to be disabled. Employee shall be considered "disabled" if, in the sole opinion of the Company, as determined in good faith, Employee is prevented, after reasonable accommodation by the Company, from properly performing his duties due to a mental or physical illness for a period of thirty days in the aggregate in any 12-month period.

(2) In the event of such termination, the Company's obligations under this Agreement shall be limited to (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid: (c) the payment of accrued and unused vacation through the date of termination; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. The Company shall make the payments to Employee or Employee's legal representative, as applicable. As of the date of termination, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee any compensation or other amounts, except as required by law.

c. For Cause.

(1) Notwithstanding any other provision contained in this Agreement, the Company may terminate this Agreement immediately, at any time, for cause. For purposes of this Agreement, "cause" shall be deemed to include:

(a) any willful breach or habitual neglect of the Employee's material duties which he is required to perform under the terms of this Agreement, after reasonable written warning;
(b) the commission of any material act of dishonesty, fraud, misrepresentation, or other act of moral turpitude, or the breach of a fiduciary duty for the purpose of gaining personal profit;
(c) failure to obey the lawful direction of the Company's Chief Executive Officer in such a way that has a direct, substantial, and adverse effect on the Company's reputation; and
(d) the conviction of a felony.

(2) In the event of such termination, the Company's obligations under this Agreement shall be limited to (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of termination; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. As of the date of termination, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee any compensation or other amounts, except as required by law.


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d. By Company for Other than Cause, Death, or Disability.

(1) The Company may terminate this Agreement for any reason upon delivery of sixty (60) days' pay to Employee, and no notice shall be necessary. Employee shall thereafter make himself available, full time, for two weeks, to ease the transition for the Company.

(2) In the event of such termination, the Company's obligations under this Agreement shall be limited to (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of termination;
    (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. As of the date of termination, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee any compensation or other amounts, except as required by law.


e.  By Employee.

(1) Employee may terminate this agreement at any time by giving sixty (60) days'written notice.

(2) In the event of such termination, the Company's obligations under this Agreement shall be limited to (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; (b) the payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid; (c) the payment of accrued and unused vacation through the date of termination; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and (e) any vested interest in any stock options or stock option plans with the Company. As of the date of termination, the Company's obligations under this Agreement shall terminate and the Company will have no further obligation to pay Employee any compensation or other amounts, except as required by law.

f. Notice of Termination. Any termination shall be communicated by written notice to the other party. With respect to any termination by the Company for Cause or Disability, the Notice of Termination shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination.

5. Transfers. Unless Employee otherwise consents, the principal place of Employee's employment shall be within a 10 mile radius of Marina del Rey, California.

5. Noncompetition.
Employee shall not directly or indirectly, either individually or in partnership or in conjunction with any person, firm, syndicate, company or corporation, as principal, agent, employee, or shareholder or in any other manner whatsoever, carry on or be engaged in or concerned with or advise, lend money to, guarantee the debts or obligations of or permit his name to be used or employed in connection with the operation or management of any similar business to that carried on by the Company;
            a. At any time or in any place while employed by the Company; and
            b. For a period of six months from the termination of the Employee's employment with the Company for any reason whatsoever, within the United States of America or Canada, where the Company has operations or firm plans to commence operations.

7. Confidential and Proprietary Information.
a. Employee agrees to maintain as secret and confidential all trade secret and nonpublic information relating to the Company and the business of the Company that was disclosed to or acquired or known by Employee during Employee's employment with the Company. Such Company trade secret or confidential information includes any and all lists of names, including customer lists, personnel, pricing and account information, marketing plans, information concerning litigation or pending litigation, and any


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

communications subject to the attorney-client privilege as to the Company's attorneys. During Employee's employment by the Company and after the termination of Employee's employment, Employee shall not, without prior written authorization and consent of the Chief Executive Officer, or as may otherwise be required by law or legal process, use or communicate or disclose any such trade secret or confidential information to any third party other than the Company and those whom the Company authorizes to receive such information.

b. Employee acknowledges and agrees that all Company property, including keys, credit cards, books, manuals, records, reports, notes, contracts, customer lists, and other information defined as confidential and proprietary in any other agreement between the parties' copies of any of the foregoing, and any equipment furnished to Employee by the Company, belong to the Company and shall be promptly returned to the Company upon termination of employment.

8. Arbitration.

a. All claims, disputes, controversies, or disagreements of any kind whatsoever ("claims"), including any claim arising out of or in connection with Employee's employment or the termination of Employee's employment, that may arise between Employee and the Company, including any claims that may arise between Employee and the Company's officers, directors, employees, or agents in their capacity as such, shall be submitted to final and binding arbitration before the American Arbitration Association in Los Angeles, California in accordance with the rules and procedures of the American Arbitration Association then existing.

b. Claims covered by this arbitration provision include, but are not limited to the following: (1) alleged violations of federal, state, or local constitutions, statutes, regulations, or ordinances, including, but not limited to, antidiscrimination and harassment laws: (2) allegations of a breach of a contractual obligation; and (3) alleged violations of public policy.

c. The following are expressly excluded from this arbitration provision and are not covered by this Agreement: (1) claims related to workers' compensation or unemployment insurance; (2) administrative claims filed with government agencies such as the Equal Employment Opportunity Commission (EEOC), Department of Fair Employment and Housing (DFEH), or the National Labor Relations Board (NLRB); and
(3) claims that are expressly excluded by statute.

d. In consideration for and as a material condition of Employee's employment with the Company, Employee agrees that final and binding arbitration is the exclusive means for resolving the claims outlined in this Agreement. However, this Agreement does not in any way alter the at-will status of Employee's employment. This Agreement is a waiver of all rights Employee may have to a civil court action on any dispute outlined by this Agreement. Accordingly, only an arbitrator, not a judge or jury, will decide the dispute, although the arbitrator has the authority to award any type of relief that could otherwise be awarded by a judge or jury.

e. The fees and costs of the arbitration shall be borne equally by Employee and the Company, except that the Company shall advance all costs of the arbitration, subject to later allocation by the arbitrator, and Employee and the Company shall each pay for their own attorney fees or costs of representation, subject to later allocation by the arbitrator.

9. Notices. All notices and communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered, certified, or express mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid courier service to the parties at the addresses set forth in the introductory paragraph of this Agreement. Either party may change the address to which notices shall be sent by written notice as provided in this paragraph. Such notices and communications shall be deemed received as follows:
a. In the case of personal delivery, the day of actual receipt;
b. In the case of express mail or delivery by courier service, the day designated for delivery;
c. In the case of registered or certified mail, five (5) days after deposit in the mail; and


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d. In the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone, or otherwise.

10. Assignment. This Agreement is personal to Employee and shall not be assigned by Employee. Any such assignment shall be null and void.

11. Severability. The provisions of this Agreement are divisible; if any such provision shall be deemed invalid or unenforceable, such provision shall be deemed limited to the extent necessary to render it valid and enforceable and the remaining provisions of this Agreement shall continue in full force and effect without being impaired or invalidated in any way.

12. Waiver. No delay or omission by the Company or Employee in exercising any right under this Agreement shall operate as a waiver of that or any other right. No waiver of any provision of this Agreement, or consent to any departure by either party from any provision of this Agreement, shall be effective in any event unless it is in writing, designated a waiver, and signed by the party waiving the breach. Such a waiver shall be effective only in the specific instance and for the purpose for which it is given.

13. Construction and Governing Law. The captions used in connection with this Agreement are for reference purposes only and shall not be construed as part of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

14. Entire Agreement. This Agreement supersedes all prior agreements, understandings, and communications between Employee and the Company, whether written or oral, express or implied, relating to the subject matter of this Agreement and is intended as a complete and final expression of the terms of the agreement between Employee and the Company and shall not be changed or subject to change orally. The parties further agree and acknowledge that neither they nor anyone acting on their behalf made any inducements, agreements, promises, or representations other than those set forth in this Agreement

15. Amendment. This Agreement may not be altered or amended except in a writing signed by both parties to this Agreement.

16. Legal Counsel. Employee and the Company recognize that this is a legally binding contract and acknowledge and agree that they have had the opportunity to consult with legal counsel of their choice.

17. Subject to Approvals. This contract is subject to the approval of the Board of Directors, and the options granted herein are subject to the approval of the Shareholders.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


Chequemate International, Inc.


By:___/s/ J. Michael Heil________________
    J. Michael Heil, Chief Executive Officer

Employee:



_____/s/ D. Alan Hunter_________________
     D. Alan Hunter


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